Exhibit 10.4.1

                                                      EXECUTION VERSION






                             Dated 19 January 2005



                           GRANITE MASTER ISSUER PLC
                               as Master Issuer



                               NORTHERN ROCK PLC
                       as Issuer Start-Up Loan Provider



                                    - and -



                             THE BANK OF NEW YORK
                          as Issuer Security Trustee












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                    SECOND AMENDED START-UP LOAN AGREEMENT

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                               SIDLEY AUSTIN LLP
                               ----------------|
                               SIDLEY          |





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                                   CONTENTS


1.       Definitions and Interpretation......................................................................1

2.       The Start-Up Loan Tranches..........................................................................2

3.       Interest............................................................................................2

4.       Repayment...........................................................................................3

5.       Acceleration........................................................................................4

6.       Payments............................................................................................4

7.       Subordination and Security..........................................................................4

8.       Notices.............................................................................................5

9.       Taxes...............................................................................................6

10.      Remedies and Waivers................................................................................6

11.      Assignments and Transfer............................................................................7

12.      Alternative Payment Arrangements....................................................................7

13.      Issuer Security Trustee as a Party..................................................................7

14.      No Partnership......................................................................................7

15.      Variation...........................................................................................7

16.      Execution in Counterparts; Severability.............................................................7

17.      Third Party Rights..................................................................................8

18.      Governing Law and Jurisdiction;  Appropriate Forum..................................................8

SCHEDULE 1  REPRESENTATIONS AND WARRANTIES...................................................................9
SCHEDULE 2  START-UP LOAN TRANCHE SUPPLEMENT................................................................10

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THIS AGREEMENT WAS MADE ON 19 JANUARY, 2005 AND AMENDED AND RESTATED PURSUANT
TO THE DEEDS OF AMENDMENT AND RESTATEMENT DATED 19 SEPTEMBER, 2006 AND 17 MAY, 2007 BETWEEN:

(1) GRANITE MASTER ISSUER PLC (registered number 5250668), a private limited company incorporated under the laws of England and Wales at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(2) NORTHERN ROCK PLC (registered number 3273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL in its capacity as Issuer Start-Up Loan Provider; and

(3) THE BANK OF NEW YORK, whose principal office is at 40th Floor, One Canada Square, London E14 5AL in its capacity as Issuer Security Trustee.

WHEREAS:

(A) From time to time, the Master Issuer will issue Issuer Notes pursuant to the Programme.

(B) Under the terms of the Global Intercompany Loan Agreement, the Master Issuer has agreed that it will lend the proceeds (or, as applicable, the sterling equivalent thereof) of any issue of Issuer Notes by it to Funding 2.

(C) The Issuer Start-Up Loan Provider and the Master Issuer have agreed that, on each occasion that the Master Issuer makes an issuance of Issuer Notes, the Issuer Start-Up Loan Provider may make a loan to the Master Issuer to be applied towards the funding the Issuer Reserve Fund (in whole or in part) and/or towards the payment (in whole or in part) of the fees and expenses incurred by the Master Issuer and Funding 2 in respect of the issuance of the Issuer Notes and the lending of the proceeds thereof to Funding 2.

(D) This Agreement sets out the agreement between the Master Issuer and the Issuer Start-Up Loan Provider in relation to the making of such loans.

IT IS HEREBY AGREED as follows:

1.       Definitions and Interpretation

1.1      The provisions of:

         (a) the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005; and

         (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005,

         (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Agreement. The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule.

1.2 Save as otherwise expressly provided for herein, or in relation to a Start-Up Loan Tranche, as expressly provided for in the applicable Start-Up Loan Tranche Supplement, references herein or in any Start-Up Loan Tranche Supplement to "Monthly Payment Date" or "Monthly Payment Dates" shall mean the 20th Monthly Payment Date falling in a Monthly Payment Period or the 20th Monthly Payment Dates falling in all Monthly Payment Periods, as applicable.

2.       The Start-Up Loan Tranches

2.1 Subject to the terms of this Agreement, simultaneously with the issue by the Master Issuer of a Series of Issuer Notes on a Closing Date, the Issuer Start-Up Loan Provider may make available to the Master Issuer a Start-Up Loan Tranche in the amount described in a supplement entered into on such date by the parties hereto substantially in the form of Schedule 3 (each such supplement being a "Start-Up Loan Tranche Supplement").

2.2 Each Start-Up Loan Tranche made under this Agreement will only be used by the Master Issuer for the purposes of:

         (a)      funding the Issuer Reserve Fund (in whole or in part);
                  and/or

         (b) funding the payment of the costs and expenses incurred by the Master Issuer and Funding 2 in connection with the issuance by the Master Issuer of the Issuer Notes, the making of Loan Tranches by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement and the acquisition by Funding 2 of an additional share of the Trust Property using the proceeds thereof.

2.3 Each Start-Up Loan Tranche made under this Agreement shall be deposited into such accounts as may be agreed between the Master Issuer and the Issuer Start-Up Loan Provider.

2.4 Each Start-Up Loan Tranche made under this Agreement will constitute a separate debt due from the Master Issuer to the Issuer Start-Up Loan Provider.

3.       Interest

3.1 The first Interest Period in respect of each Start-Up Loan Tranche made under this Agreement will commence on (and include) the Closing Date in relation to that Start-Up Loan Tranche (as specified in the applicable Start-Up Loan Tranche Supplement) and end on (but exclude) the first Monthly Payment Date falling thereafter. Each subsequent Interest Period in respect of each Start-Up Loan Tranche made under this Agreement shall commence on (and include) a Monthly Payment Date and end on (but exclude) the next following Monthly Payment Date.

3.2 Prior to the service of an Issuer Enforcement Notice, the Master Issuer shall pay interest on each Start-Up Loan Tranche made under this Agreement in arrear on each

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         Monthly Payment Date. Such payment will be made, subject to the terms of the Issuer Deed of Charge, if, and only to the extent that, there are Issuer Available Revenue Receipts available therefor after making the payments and provisions referred to in the Issuer Pre-Enforcement Revenue Priority of Payments. The amount of interest due on each Start-Up Loan Tranche made under this Agreement will rank pari passu with the amount of interest due on each other Start-Up Loan Tranche and will be paid pro rata among such Start-Up Loan Tranches.

3.3 Each Start-Up Loan Tranche made under this Agreement will bear interest calculated in accordance with Clause 3.4 at the rate specified in the applicable Start-Up Loan Tranche Supplement.

3.4 Interest shall be calculated on each Start-Up Loan Tranche made under this Agreement by reference to any Interest Period on the basis of the actual number of days elapsed and a 365 day year (or, in the case of a leap year, a 366 day year).

3.5 Subject to Clause 4.3, to the extent that there are insufficient funds available to pay, on any Monthly Payment Date, interest accrued on a Start-Up Loan Tranche made under this Agreement, the shortfall in the interest amount payable will not then fall due but will instead be due on the following Monthly Payment Date on which sufficient funds are available to pay such interest, and pending such payment, will accrue interest at the rate specified in the applicable Start-Up Loan Tranche Supplement.

4.       Repayment

4.1 Prior to the service of an Issuer Enforcement Notice, the Master Issuer shall repay principal of each Start-Up Loan Tranche made under this Agreement on each Monthly Payment Date. Such repayment will be made if, and only to the extent that, there are Issuer Available Revenue Receipts available therefor after making the payments and provisions referred to in the Issuer Pre-Enforcement Revenue Priority of Payments. The obligation to repay each Start-Up Loan Tranche made under this Agreement will rank pari passu with the obligation to repay each other Start-Up Loan Tranche made under this Agreement and will be paid pro rata among such Start-Up Loan Tranches.

4.2 The Issuer Cash Manager is responsible, pursuant to the Issuer Cash Management Agreement, for determining:

         (a) the interest and principal amounts payable by the Master Issuer under Clause 3 and Clause 4 of this Agreement; and

         (b) the amount of Issuer Available Revenue Receipts as at any Payment Date available therefor,

         and each determination so made shall (in the absence of negligence, wilful default, bad faith or manifest error) be final and binding on the Issuer Start-Up Loan Provider.

4.3 Subject to Clauses 5 (but not withstanding any other terms of this Agreement), on the earlier to occur of:


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         (a)      the Monthly Payment Date on or prior to which all Issuer
                  Notes issued by the Master Issuer have been repaid in full;
                  or

         (b) the Final Maturity Date of the last outstanding Series and Class of Notes,

         each Start-Up Loan Tranche made under this Agreement (including any interest accrued but unpaid), shall, subject to the Issuer Deed of Charge, become immediately due and payable.

4.4 The Issuer Start-Up Loan Provider hereby acknowledges that from time to time the Master Issuer may enter into other Start-Up Loan Agreements with other Issuer Start-Up Loan Providers and that the obligation of the Master Issuer to repay the Start-Up Loan Tranches made under this Agreement and any Start-Up Loan Tranches made under any other Start-Up Loan Agreement will rank pari passu and will be paid pro rata between themselves. The Issuer Start-Up Loan Provider further acknowledges that the Issuer Pre-Enforcement Revenue Priority of Payments and the Issuer Post-Enforcement Priority of Payments set out in the Issuer Deed of Charge, respectively, may be amended to reflect the entry by the Master Issuer into another Start-Up Loan Agreement and related agreements from time to time and agrees to execute such documents as are necessary or required by the Rating Agencies for the purpose of including any other Issuer Start-Up Loan Provider (and any other relevant party) in the Transaction Documents to effect those amendments.

5.       Acceleration

5.1 Subject to Clause 7 (Subordination and Security), each Start-Up Loan Tranche made under this Agreement (including any interest accrued but unpaid) shall, subject to the Issuer Deed of Charge, become immediately due and payable following the service of an Issuer Enforcement Notice on the Master Issuer.

6.       Payments

6.1 All payments to be made hereunder by the Master Issuer shall be made in sterling in immediately available cleared funds to the Issuer Start-Up Loan Provider's account as specified in writing to the Master Issuer for this purpose. If any sum falls due hereunder otherwise than on a London Business Day, it shall be paid on the next succeeding London Business Day.

6.2 Following the service of an Issuer Enforcement Notice on the Master Issuer, all amounts of interest, principal and any other amounts due hereunder shall be paid only after making the payments and provisions referred to in the Issuer Post-Enforcement Priority of Payments.

7.       Subordination and Security

7.1 The parties hereby agree that repayments in respect of each Start-Up Loan Tranche made under this Agreement shall be subordinated to, inter alia, payments of principal and interest on the Issuer Notes and all other payments or provisions ranking in priority to payments to be made to the Issuer Start-Up Loan Provider under this Agreement in accordance with the Issuer Priority of Payments and the Issuer Deed of Charge.


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7.2      If there are Issuer Available Revenue Receipts available but the
         Master Issuer fails to pay interest or repay principal in respect of any Start-Up Loan Tranche, such non-repayment will cause each Start-Up Loan Tranche made under this Agreement (including any interest accrued but unpaid) to become immediately due and payable.

7.3 The Master Issuer undertakes that its obligations to the Issuer Start-Up Loan Provider hereunder shall at all times be secured by the Issuer Deed of Charge.

7.4 The Issuer Start-Up Loan Provider covenants that, except as permitted under the Issuer Deed of Charge, it will not set off or claim to set off any Start-Up Loan Tranche made under this Agreement (including any interest accrued but unpaid) or any part thereof against any liability owed by it to the Master Issuer under this Agreement.

7.5 The Issuer Start-Up Loan Provider hereby undertakes to each of the other parties hereto that it shall not take any steps for the purpose of recovering any amount payable under this Agreement (including, without limitation, by exercising any rights of set-off) or enforcing any rights arising out of this Agreement against the Master Issuer and it shall not take any steps or legal proceedings for the winding-up, dissolution or reorganisation of, or the institution of insolvency proceedings against, the Master Issuer or for the appointment of a receiver, administrator, liquidator or similar officer of the Master Issuer in respect of any or all of its revenues except to the extent expressly permitted under the Issuer Deed of Charge.

7.6 Northern Rock plc, as the initial Issuer Start-Up Loan Provider, represents that it is within the charge to UK corporation tax in respect of any interest payable to it under this Agreement.

7.7 The Issuer Start-Up Loan Provider for the time being shall notify the Master Issuer in writing promptly, and in any event before the next following Monthly Payment Date, if it is not, or ceases to be, within the charge to UK corporation tax in respect of any interest payable to it under this Agreement.

7.8 Each party to this Agreement other than the Issuer Security Trustee hereby makes the representations and warranties to each of the other parties to this Agreement that are specified in Schedule 1 hereto.

8.       Notices

         Any notices to be given pursuant to this Agreement or to any of the parties hereto shall be sufficiently served if sent by prepaid first class post or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a Business Day or on the next Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

         (a) in the case of the Master Issuer , to Granite Master Issuer plc, Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7696 5243 for the attention of the Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile:


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                  0191 213 2203) for the attention of the Group Secretary;

         (b) in the case of the Issuer Start-Up Loan Provider, to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile: 0191 213 2203) for the attention of the Group Secretary; and

         (c) in the case of the Issuer Security Trustee, to The Bank of New York, 40th Floor, One Canada Square, London E14 5AL (facsimile 020 7964 4637) for the attention of the Trustee Administration Manager, or to such other address or facsimile number as may from time to time be notified by any party to the other by written notice in accordance with the provisions of this Clause 8.

9.       Taxes

9.1 All payments to be made by the Master Issuer to the Issuer Start-Up Loan Provider hereunder shall be made free and clear of and without deduction for or on account of Tax unless the Master Issuer is required by law to make such a payment subject to the deduction or withholding of Tax, in which case the Master Issuer shall promptly upon becoming aware thereof notify the Issuer Start-Up Loan Provider of such obligation, and shall make such payments subject to such deduction or withholding of Tax which it is required to make.

9.2 If the Master Issuer makes any payment hereunder in respect of which it is required to make any deduction or withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Issuer Start-Up Loan Provider, within thirty days after such payment falls due to the applicable authority, any original receipt (or a certified copy thereof) issued by such authority evidencing such payment.

9.3 The Master Issuer shall co-operate with any person to whom rights under this Agreement are assigned or transferred in accordance with Clause 11.1 in completing any procedural formalities necessary for the Master Issuer to obtain authorisation to make payments of interest to such person without deduction or withholding for or on account of tax.

9.4 For the avoidance of doubt, the Master Issuer shall not in any circumstances be obliged to gross up any payment made by it hereunder for any deduction or withholding for or on account of tax, whether such deduction or withholding results from a delay in the Master Issuer receiving any authorisation described in Clause 9.3 or otherwise.

10.      Remedies and Waivers

         No failure by the Issuer Start-Up Loan Provider to exercise, nor any delay by the Issuer Start-Up Loan Provider in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right


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         or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

11.      Assignments and Transfer

11.1 The Master Issuer (other than in respect of any assignment by way of security pursuant to the Issuer Deed of Charge) may not assign and/or transfer any of its rights and/or obligations under this Agreement. The Issuer Start-Up Loan Provider may assign and/or transfer its rights under this Agreement without obtaining the prior written consent of the Master Issuer to any person provided that such assignee or transferee agrees to be bound by the provisions contained in the Issuer Deed of Charge as if it were named as an original party thereto in place of the Issuer Start-Up Loan Provider.

11.2 If there is any change in the identity of the Issuer Security Trustee pursuant to the terms of the Issuer Deed of Charge, the Issuer Start-Up Loan Provider and the Master Issuer shall execute such documents and take such actions as the new security trustee and the outgoing security trustee may reasonably require for the purpose of vesting in the new security trustee the rights and obligations of the outgoing security trustee and releasing the outgoing security trustee from its future obligations under this Agreement.

12.      Alternative Payment Arrangements

         If at any time it shall become impracticable for the Master Issuer to make any payments hereunder in the manner specified in Clause 6.1, then the parties hereto may agree alternative arrangements for such payments to be made.

13.      Issuer Security Trustee as a Party

         The Issuer Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement and the Issuer Security Trustee shall assume no obligations or liabilities whatsoever to the Issuer Start-Up Loan Provider or to the Master Issuer. Furthermore, any liberty or power which may be exercised or any determination which may be made hereunder by the Issuer Security Trustee may be exercised or made in the Issuer Security Trustee's absolute discretion without any obligation to give reasons therefor, but in any event must be exercised or made in accordance with the provisions of the Issuer Deed of Charge.

14.      No Partnership

         Nothing in this Agreement (or in any of the arrangements contemplated hereby) shall, or shall be deemed to, constitute a partnership amongst the parties hereto.

15.      Variation

         No variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties hereto.

16.      Execution in Counterparts; Severability


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16.1     This Agreement may be executed in any number of counterparts
         (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.2 Where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Agreement, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

17.      Third Party Rights

         A person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

18.      Governing Law and Jurisdiction;  Appropriate Forum

18.1 This Agreement is governed by, and shall be construed in accordance with, English law.

18.2 Each of the parties hereto irrevocably agrees that the courts of England are to have jurisdiction to settle any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submit to the jurisdiction of such courts.

18.3 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date first above written.



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                                  SCHEDULE 1

                        REPRESENTATIONS AND WARRANTIES

Each party to the Start-Up Loan Agreement (the "Agreement") hereby makes the following representations and warranties to each of the other parties to such
Agreement:

1. Status: It is duly incorporated, validly existing and registered under the laws of the jurisdiction in which it is incorporated, capable of being sued in its own right and not subject to any immunity from any proceedings, and it has the power to own its property and assets and to carry on its business as it is being conducted.

2. Powers and authority: It has the power to enter into, perform and deliver, and has taken all necessary corporate and other action to authorise the execution, delivery and performance by it of the Agreement, which has been duly executed and delivered by it.

3. Legal validity: The Agreement constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligation.

4. Non-conflict: The execution by it of the Agreement and the exercise by it of its rights and the performance of its obligations under the Agreement will not:

         (a) result in the existence or imposition of, nor oblige it to create, any Security Interest in favour of any person over all or any of its present or future revenues or assets save for any which are created under or pursuant to the Issuer Deed of Charge;

         (b) conflict with any document which is binding upon it or any of its assets;

         (c)      conflict with its constitutional documents; or

         (d) conflict with any law, regulation or official or judicial order of any government, governmental body or court, domestic or foreign, having jurisdiction over it.

5. No litigation: It is not a party to any material litigation, arbitration or administrative proceedings and, to its knowledge, no material litigation, arbitration or administrative proceedings are pending or threatened against it.

6. Consents and Licences: All governmental consents, licences and other approvals and authorisations required in connection with the entry into, performance, validity and enforceability of, the transaction contemplated by the Agreement have been obtained or effected (as appropriate) and are in full force and effect.


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                                  SCHEDULE 2

                       START-UP LOAN TRANCHE SUPPLEMENT

This Start-Up Loan Tranche Supplement is made between Northern Rock plc (the "Issuer Start-Up Loan Provider"), Granite Master Issuer plc ("Master Issuer") and The Bank of New York (the "Issuer Security Trustee") in relation to the provision of a Start-Up Loan Tranche by the Issuer Start-Up Loan Provider to the Master Issuer on the following terms:

o        Closing Date          -       [o]

o        Principal amount      -       (GBP)[o]

o        Interest rate         -       [o]

o        Payment Dates         -       [o]

Capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the start-up loan agreement dated [o] January, 2005 (as the same have been and may be amended, varied or supplemented from time to time) between the parties hereto.

This Start-Up Loan Tranche Supplement is made on [o].

Master Issuer

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
Executed by
GRANITE MASTER ISSUER PLC
as follows:                                                     By_________________________________
Signed for and on its behalf by one of its duly                   Duly Authorised Attorney/Signatory
authorised attorneys/signatories
                                                             Name___________________________________


The Issuer Start-Up Loan Provider

Executed by                                                                           By
NORTHERN ROCK PLC
as follows:                                                     By___________________________________
Signed for and on its behalf by one of its duly                   Duly Authorised Attorney/Signatory
authorised attorneys/signatories

                                                              Name______________________________________



The Issuer Security Trustee

Executed by
THE BANK OF NEW YORK
as follows:                                                     By______________________________________
Signed for and on its behalf by one of its duly                   Duly Authorised Attorney/Signatory
authorised attorneys/signatories

                                                              Name________________________________________


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                                EXECUTION PAGE


as Master Issuer
EXECUTED for and on behalf of                                          )
GRANITE MASTER ISSUER PLC                                              )
acting by a director                                                   )


-------------------------


Name:





as Issuer Start-Up Loan Provider
EXECUTED for and on behalf of                                          )
NORTHERN ROCK PLC                                                      )
by                                                                     )


-------------------------


Name:





as Issuer Security Trustee
EXECUTED for and on behalf of                                          )
THE BANK OF NEW YORK                                                   )
by                                                                     )


-------------------------


Name:











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